Investor Presentation Investor Presentation Exhibit 99.1

Safe Harbor

This presentation may contain certain forward-looking statements and management may make additional forward-looking statements in response to your questions. These statements do not guarantee future performance and speak only as of the date hereof, and qualify for the safe harbor provided by Section 21E of the Securities Exchange Act of
1934, as amended, and Section 27A of the Securities Act of 1933. We refer all of you to the risk factors contained in US Auto Parts Annual Report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission, for more detailed discussion on the factors that can cause actual results to differ materially from those projected in any forward-looking statements.

Case for Investment 3 Large and Growing Online Market Significant Customer Reach Significant Private Label Offering Reduced Cost Structure No Debt Experienced Leadership Team

Go forward sales channels up 11% with total comps up 4%
As of 5/6 go forward trend for Q2 trending up 20% and overall comps up 13%
Adjusted EBITDA was $3.3M up from $1.5M in Q1-13
Adjusted EBITDA less CAPEX was $1.8M up from ($1.1M) in Q1-13
As of 5/6 - $3M of cash on the balance sheet with no debt
Highlights from Q1-14
Earnings Call

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
-25.0%
-30.0%
(25.0%)
(16.0%)
(6.4%)
(15.5%)
2.7%
(5.0%)
11.4%
4.0%
20.0%
13.5%
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
As of 5/6/14
Continued Sale Channels
Total

5 Completed the retirement of a number of websites by the end of 2Q ‘13 Recent Revenue Trends

$153.4
$176.3
$262.3
$327.1
$304.0
$254.8
$68.0
2008
2009
2010
2011
2012
2013
Q1-14

$5.2
$13.5
$19.5
$16.3
$9.4
$6.0
$3.3
2008
2009
2010
2011
2012
2013
Q1-14
3%
8%
7%
5%
3%
2%
5%
Adj. EBITDA Margin

Sales & Adjusted EBITDA

1. JC Whitney was acquired in Aug 2010 adding revenue of $39.1M in 2010 and $83.4M in 2011. Amounts not separately disclosed after 2011.
2. Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation of $2.9M, $3.3M, $2.7M, $2.6M, $1.7M , $1.3M and $0.4M in 2008, 2009, 2010, 2011, 2012, 2013 and Q1-14, respectively and restructuring costs and other one time charges of $23.4M, $0.4M, $5.8M, $12.9M, $27.5M and $6.8M in 2008, 2009, 2010, 2011, 2012 and 2013, respectively. There were no restructuring or one time charges in Q1-14.
Consolidated Sales
1
($ In Millions)
Consolidated Adjusted EBITDA
2
($ In Millions)

At 9.7% online market penetration, auto parts still lags industry average in the teens.
US Auto Parts is the largest pure-play online retailer of auto parts
1 AASA estimates
2 Estimates by US Auto Parts where amounts are not publicly reported & we estimate the total online
DIY market to be larger than the $3.8B that is reported in the 2014 AAIA Fact Book
3 Excludes AutoAnything which is wholly owned by AutoZone
Do It Yourself (DIY) Market Size
Company 2013 Est. Rev 2 % of total
Marketplaces (in million)
eBay Motors $2,200 47.6%
Amazon $600 13.0%
Sub Total $2,800 60.6%
Wholesale Online
Tire Rack (online) $440 9.5%
Other Tire Companies $190 4.1%
Sub Total $630 13.6%
Pure Play
USAP $250 5.4%
Rock Auto $180 3.9%
Summit $170 3.7%
Auto Anything
(AutoZone)
$120 2.6%
JEGS $70 1.5%
CarID $60 1.3%
All Other Pure Play $90 1.9%
Sub Total $940 20.3%
Brick & Mortar Retailers
AutoZone (w/o AA) 3 $110 2.4%
Advance $80 1.7%
Pep $30 0.6%
O'Reilly $20 0.4%
NAPA $10 0.2%
Sub Total $250 5.4%
Total 4,620 100.0%
Total DIY Market Size for 2013 of 47.2B
1

17% CAGR
$2.3
$2.2
$2.1
$2.0
$1.9
$1.8
$1.7
$1.6
$1.5
$1.4
$1.3
$1.2
$1.1
$1.0
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11
Q2-11
Q3-11
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13

16% CAGR
300%
250%
200%
150%
100%
50%
0%
% Growth
2008
2009
2010
2011
2012
2013

Source: Google

eBay Parts Sales Continue to Increase
Source: eBay filings, press releases
Google Queries for Parts Growing
Online Market is Vibrant and Growing
Aftermarket e-Commerce Overview
Online sales of automotive parts and accessories have grown in the high teens and are expected to grow at 20% going forward

18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
20.2% CAGR
2012
2013
2014
2015
2016
2017
2018

Booz & Co. estimates by 2018 that Online DIY could reach 17% of the total DIY market 9 Online Market is Vibrant and Growing Aftermarket e-Commerce Overview DIY Online Penetration

DIY PROJECTED REVENUE GROWTH

REVENUE INCREASE
(in millions)
2,500
2,000
1,500
1,000
500
-
2013
2014
2015
2016
2017
2018
Offline
Online
Total

Do It Yourself (DIY) Projections 1
DIY PROJECTED REVENUES
(in millions)
2012 2013 2014 2015 2016 2017 2018
Offline $42,544 $43,331 $44,388 $45,306 $46,120 $46,778 $47,236
Online 3,202 3,827 4,611 5,549 6,680 8,041 9,680
$45,746 $47,158 $48,999 $50,855 $52,800 $54,819 $56,916
DIY PROJECTED MARKET SHARE
2012 2013 2014 2015 2016 2017 2018
Offline 93.0% 91.9% 90.6% 89.1% 87.3% 85.3% 83.0%
Online 7.0% 8.1% 9.4% 10.9% 12.7% 14.7% 17.0%
1 Projections obtained from AAIA 2014 Digital Automotive Aftermarket Fact Book and March 2014 AASA Digital Disruption: e-tailing in the Automotive Aftermarket Report

Monthly Visitors (thousands)
10,000
8,000
6,000
4,000
2,000
0
Auto Anything
Auto Zone
US AUTO PARTS
AUTOZONE.COM
PARTSGEEK.COM
ADVANCEAUTOPARTS.COM
CARID.COM
OREILLYAUTO.COM
ROCKAUTO.COM
TIRERACK.COM
SUMMITRACING.COM
PEPBOYS.COM
NAPAONLINE.COM
JEGS.COM

(some overlap of monthly visitors across websites)

USAP traffic includes traffic from continued sales channels
Competitive sites’ traffic based on Compete March 2014 reports
Customer Reach is a Competitive Moat
• Over 500 man years of hand written unique content
• Long domain history to help indexing in search
• Multiple website management
US Auto Parts Dominant Reach-
Largest Pure Play Internet Retailer

Brake Discs Catalytic
Converters
Radiators
Headers Oxygen
Sensors
Alternators
Exhaust Driveshaft Fuel Injection /
Delivery
Lamps Mirrors Bumpers
Hoods Tailgates Doors
Grills Wheels Window
Regulators
Seat Covers Car Covers Floor Mats /
Carpeting
Cold Air
Intakes
Vent Visors Tonneau
Covers
Nerf Bars Bug Shields Car Bras
Body Parts Engine Parts Performance & Accessories
*Represents USAP online mix
36% 48% 16%
Revenue*
US Auto Parts has one of the largest product offerings with over 1.5 million products across body parts, engine parts, and performance & accessories
Broad Auto Parts Product Offering

USAP’s ability to competitively price products while maintaining healthy margins is a function of the
Company’s ability to leverage its robust private label supply chain.
– Currently over 40,000 Private Label Products.
– Adding 4,000 – 5,000 Private Label SKUs this year
– The Company sources product directly from over 200 factories in Asia

Margin %
In-Stock
Private Label
(Asia Sourced)
Branded
(U.S. Sourced)
30% - 60%
15% - 30% 5% - 20%
Drop Shipped Current Mix
55%
45%
Current Mix
68% 32%
The breath of our Private Label products provides a significant competitive moat
USAP’s Supply Chain Creates
Pricing Advantage

Revenue 100%
Gross Margins 27% - 29%
Variable OPEX Costs 15%
Fixed Cost 0%
Incremental Flow 12% - 14%

Incremental Flow Thru
Recent new trends for our go forward sales channel are growing at 20% as of the 5/6 earnings call
Growth and Profitability

*Excludes non-cash D&A, stock based comp and restructuring
Over $19M of costs have been reduced over a two year period
USAP has significantly reduced
operating cost
OPEX (in thousands) Q1-14 % of rev Q1-13 % of rev $ Change % of rev change
Fulfillment* 3,935 5.8% 3,994 6.1% (59) (30 bps)
Marketing* 8,691 12.8% 8,967 13.7% (276) (90 bps)
Technology* 1,129 1.7% 1,395 2.1% (266) (40 bps)
General & Administrative* 3,620 5.3% 3,873 5.9% (252) (60 bps)
Subtotal 17,376 25.5% 18,229 27.9% (853) (240 bps)
D&A and  Stock Based Comp 2,829 4.2% 4,153 6.3% (1,324) (210 bps)
Restructuring - 0.0% 498   0.8% (498) (80 bps)
Total OPEX 20,205 29.7% 22,880 35.0% (2,675) (530 bps)
Fixed Cost 7,206 10.6% 8,253 12.6% (1,047) (200 bps)
Variable 10,170 14.9% 9,976 15.3% 193 40 bps
D&A & Stock Based Comp 2,829 4.2% 4,153 6.3% (1,324) (210 bps)
Restructuring - 0.0% 498   0.8% (498) (80 bps)
Total 20,205 29.7% 22,880 35.0% (2,675) (530 bps)
CAPEX 1,558 2.3% 2,623 4.0% (1,065) (170 bps)
Total OPEX & CAPEX 21,763 32.0% 25,503 39.0% (3,740) (700 bps)
Annualized 87,053 102,012 (14,959)

Base 8% 18% 27% 37%
Revenue
$255 $275 $300 $325 $350
Gross Margin %
27.0%
–
29.0% 27.0%
–
29.0% 27.0%
–
29.0% 27.0%
–
29.0% 27.0%
–
29.0%
Variable:
Fulfillment
3.4% 3.4% 3.4% 3.4% 3.4%
Marketing
9.2% 9.2% 9.2% 9.2% 9.2%
Technology
0.6% 0.6% 0.6% 0.6% 0.6%
G&A
1.7% 1.7% 1.7% 1.7% 1.7%
Total Variable
14.9% 14.9% 14.9% 14.9% 14.9%
Fixed:
Fulfillment
2.5% 2.3% 2.1% 2.0% 1.8%
Marketing
3.8% 3.5% 3.2% 3.0% 2.8%
Technology
1.1% 1.1% 1.0% 0.9% 0.8%
G&A
3.8% 3.5% 3.2% 3.0% 2.8%
Total Fixed
11.2% 10.4% 9.5% 8.8% 8.2%
Adjusted EBITDA %
0.9%
–
2.9% 1.7%
–
3.7% 2.5%
–
4.5% 3.3%
–
5.3% 3.9%
–
5.9%
Adjusted EBITDA $
$2 – $7 $5 – $10 $8 – $14 $11 – $17 $14 – $21

Our business model has significant cost leverage as revenues grow
1. 2013 Revenue was $255M
2. Excludes stock based compensation, depreciation and amortization
3. For every incremental year required to achieve growth levels, fixed expenses increase $1.0M or 3%
Financial Sensitivity

US AUTOPARTS

AutoMD
Shifting the Power to You
2004 Toyota Camry LE 4-Cyl 2.4L
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17 AutoMD – Addressing the DIFM Market

18 Large and Growing Online Market Significant Customer Reach Significant Private Label Offering Reduced Cost Structure over No Debt Experienced Leadership Team Case for Investment

Shane Evangelist - Chief Executive Officer
Chief Executive Officer since October 2007 with over 10 years of leading internet businesses
Senior Vice President and General Manager of Blockbuster Online
Vice President of Strategic Planning for Blockbuster Inc.
B.A. degree in Business Administration from the University of New
Mexico and a M.B.A. from Southern Methodist University
David Robson - Chief Financial Officer
Chief Financial Officer since January 2012
Over 20 years of finance, accounting, and operational experience and has held senior positions with both public and private companies
Executive Vice President and Chief Administrative Officer at Mervyns'
LLC, SVP of Finance and Principal Accounting Officer for Guitar
Center, Inc.
B.S. degree in Accounting from University of Southern California;
certified public accountant
Aaron E. Coleman - Chief Operating Officer
Chief Operating Officer since September 2010, and was Executive
Vice President of Operations and CIO from April 2008 until September
2010 with over 18 years of e-commerce experience
Senior Vice President – Online Systems at Blockbuster Inc.
Multiple positions with internet and technology companies including
American Airlines, Travelweb (Priceline), Baan
B.A. degree in Business Administration from Gonzaga University
Leadership Team
Charles Fischer - Senior Vice President of Global Procurement
Senior Vice President of Global Sourcing and Procurement since May 2008 with over 30 years of global sourcing experience
Vice President, Supply Chain Management for Keystone Automotive Industries
Director, Business Development for Modern Engineering
Multiple leadership positions with multiple companies in the automotive aftermarket industry

Over $19M of costs have been reduced over a two year period
Adjusted EBITDA
(Non-GAAP Financial Measure – in thousands)
Thirteen Weeks Ended
March 29 March 30
2014 2013
Net income (loss) 201 $           (3,343) $
Interest expense, net 259              185
Income tax provision 32                21
Amortization of intangible assets 84                106
Depreciation and amortization expense 2,368           3,638
EBITDA 2,944           607
Share-based compensation expense 376              409
Restructuring costs -               498
Adjusted EBITDA 3,320 $        1,514 $

Thirteen Weeks Ended
March 29, 2014 March 30, 2013
Net sales 68,028 $          65,405 $
Cost of sales
(1)
47,327            45,667
Gross profit 20,701            19,738
Operating expenses:
    Marketing 10,115            11,191
    General and administrative 4,147              4,687
    Fulfillment 4,712              5,381
    Technology 1,148              1,515
    Amortization of intangible assets 84                   106
        Total operating expenses 20,206            22,880
Income (loss) from operations 495                 (3,142)
Other income (expense):
    Other income (expense), net (3)                   7
    Interest expense (259)                (187)
        Total other expense, net (262)                (180)
Income (loss) before income tax provision 233                 (3,322)
Income tax provison 32                   21
Net income (loss) 201                 (3,343)
Other comprehensive income (loss), net of tax:
    Foreign currency translation adjustments 8                     (6)
        Total other comprehensive income (loss) 8                     (6)
Comprehensive income (loss) 209 $              (3,349) $
Net income (loss) per share:
    Basic $                0.00 (0.11) $
    Diluted $                0.00 (0.11) $
Weighted average common shares outstanding:
    Basic 33,384            31,141
    Diluted 34,158            31,141

Consolidated Statements of Comprehensive Operations
(Unaudited, in Thousands, Except Per Share Data)
(1)
Excludes depreciation and amortization expense which is included in marketing, general and administrative and fulfillment expense.

March 29 December 28
ASSETS 2014 2013
Current assets:
    Cash and cash equivalents 1,392 $          818 $
    Short-term investments 39                  47
    Accounts receivable, net of allowances of $152 and $213 at
          March 29, 2014 and December 28, 2013, respectively 4,882             5,029
    Inventory 36,613           36,986
    Other current assets 2,959             3,234
       Total current assets 45,885           46,114
    Property and equipment, net 18,810           19,663
    Intangible assets, net 1,517             1,601
    Other non-current assets 1,720             1,804
       Total assets 67,932 $         69,182 $
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable 21,469 $         19,669 $
    Accrued expenses 6,867             5,959
    Revolving loan payable 750                6,774
    Current portion of capital leases payable 277                269
    Other current liabilities 5,383             3,682
       Total current liabilities 34,746           36,353
    Capital leases payable, net of current portion 9,431             9,502
    Deferred income taxes 65                  335
    Other non-current liabilities 2,125             2,126
       Total liabilities 46,367 $         48,316 $
Stockholders' equity:
    Series A convertible preferred stock, $0.001 par value; $1.45 per share liquidation value or aggregate of $6,017;  4,150 shares authorized; 4,150 shares issued and outstanding
       at March 29, 2014 and December 28, 2013, respectively 4                   4
    Common stock, $0.001 par value; 100,000 shares authorized;
       33,413 and 33,352 shares shares issued and outstanding
       at March 29, 2014 and December 28, 2013, respectively 33                  33
    Additional paid-in capital 169,243          168,693
    Common stock dividend distributable 59                  60
    Accumulated other comprehensive income 454                446
    Accumulated deficit (148,228)         (148,370)
    Total stockholders' equity 21,565           20,866
       Total liabilities and equity 67,932 $         69,182 $

Consolidated Balance Sheet
(Unaudited, in Thousands, Except Par and Per Share Liquidation value)